UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 18, 2025

OMNICOM GROUP INC.

(Exact Name of Registrant as Specified in its Charter)

New York	1-10551	13-1514814
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

280 Park Avenue, New York, NY	10017
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 415-3600

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.15 per share	OMC	New York Stock Exchange
0.800% Senior Notes due 2027	OMC/27	New York Stock Exchange
1.400% Senior Notes due 2031	OMC/31	New York Stock Exchange
3.700% Senior Notes due 2032	OMC/32	New York Stock Exchange
2.250% Senior Notes due 2033	OMC/33	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

Omnicom Group Inc., a New York corporation (“Omnicom”), held a special meeting of stockholders (the “Special Meeting”) on March 18, 2025 for Omnicom’s stockholders to vote on the matters described below in connection with the transaction contemplated by the Agreement and Plan of Merger (the “Merger Agreement”), dated as of December 8, 2024, by and among Omnicom, The Interpublic Group of Companies, Inc., a Delaware corporation (“IPG”), and EXT Subsidiary Inc., a Delaware corporation and a direct wholly owned subsidiary of Omnicom (“Merger Sub”). The Merger Agreement provides that, upon the terms and subject to the conditions set forth therein, Merger Sub will merge with and into IPG (the “Merger”), with IPG continuing as the surviving corporation in the Merger and a wholly owned subsidiary of Omnicom.

A total of 166,768,270 shares of Omnicom common stock, out of a total of 196,480,662 shares of Omnicom common stock outstanding and entitled to vote as of the close of business on January 27, 2025, the record date for the Special Meeting, were present via the Special Meeting website or represented by proxy, constituting a quorum with respect to a vote on the Omnicom Issuance Proposal (as defined below) and the Omnicom Adjournment Proposal (as defined below).

Set forth below is a summary of the final voting results on each matter submitted to a vote of stockholders at the Special Meeting. Each proposal is described in more detail in the joint proxy statement/prospectus (as amended, the “Joint Proxy Statement/Prospectus”), as included in a registration statement on Form S-4 initially filed with the U.S. Securities and Exchange Commission on January 17, 2025 (File No. 333-284358). The Merger is expected to be completed in the second half of 2025.

Proposal 1: Omnicom Issuance Proposal

Omnicom’s stockholders approved the issuance of shares of Omnicom common stock to IPG stockholders in connection with the Merger (the “Omnicom Issuance Proposal”). The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
155,510,386	10,776,253	481,631	—

Proposal 2: Omnicom Adjournment Proposal

Omnicom’s stockholders approved the proposal to adjourn the Special Meeting, if necessary, to solicit additional proxies to approve the Omnicom Issuance Proposal (the “Omnicom Adjournment Proposal”). The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
147,167,115	19,177,307	423,848	—

However, because the Omnicom Issuance Proposal was approved, the adjournment of the Special Meeting was not necessary to continue to solicit additional proxies and, accordingly, the Special Meeting was not adjourned.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

This report includes certain “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act and the United States Private Securities Litigation Reform Act of 1995, as amended. All statements, other than statements of historical fact, included in this report, including those that address activities, events or developments that Omnicom or IPG expects, believes or anticipates will or may occur in the future, are forward-looking statements. Forward-looking statements may be identified by words such as “anticipates,” “believes,” “continue,” “could,” “estimate,” “expects,” “intends,” “will,” “should,” “may,” “plan,” “potential,” “predict,” “project,” “would” or the negative thereof and similar expressions. No assurances can be given that the forward-looking statements contained in this report will occur as projected and actual results may differ materially from those included in this report. Forward-looking statements are based on current expectations, estimates and assumptions that involve a number of risks and uncertainties that could cause actual results to differ materially from those included in this report. These risks and uncertainties include, without limitation:

•

the risk that Omnicom or IPG may be unable to obtain governmental and regulatory approvals required for the Merger (and the risk that such approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the Merger);

•

the risk that the expiration of the HSR waiting period in connection with the previously announced Request for Additional Information and Documentary Material from the U.S. Federal Trade Commission may not occur as anticipated, affecting the timing of the Merger;

•	the risk that an event, change or other circumstance could result in the termination of the Merger;

•	the risk that a condition to closing of the Merger may not be satisfied;

•	the risk of delays in completing the Merger; and

•	other risks inherent in Omnicom’s and IPG’s businesses.

All of the forward-looking statements Omnicom makes in or in connection with this current report on Form 8-K are qualified by the information contained or incorporated by reference in the Joint Proxy Statement/Prospectus. For additional information, see the sections entitled “Risk Factors” and “Where You Can Find More Information” beginning on pages 32 and 197, respectively, of the Joint Proxy Statement/Prospectus.

Forward-looking statements are based on the estimates and opinions of management at the time the statements are made. Except to the extent required by applicable law, Omnicom does not undertake any obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise. You are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Omnicom Group Inc.

	By:	/s/ Louis F. Januzzi
Name: Louis F. Januzzi
Title: Senior Vice President, General Counsel and Secretary

Date: March 18, 2025

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